NUMBER                                  PAR VALUE $.01                                 SHARES

NO.  2518

                             INTERNATIONAL FOAM SOLUTIONS, INC.
                    INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

COMMON STOCK                                                                     CUSIP 459525  10 1
                                                                        SEE REVERSE FOR CERTAIN DEFINITIONS

         THIS CERTIFIES THAT

                                     SAMPLE

         IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, of International Foam Solutions, Inc.,
                      transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
         This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


       Date                                                                      Countersigned:
                                                                                 Florida Atlantic Stock Transfer, Inc.
                                                                                 7130 Nob Hill Road
                                                                                 Tamarac, FL 33321          Transfer agent
                                    INTERNATIONAL FOAM SOLUTIONS, INC.
                                              CORPORATE
                                                SEAL
                                                1993
                                               FLORIDA

               /s/ ILLEGIBLE                                                   /s/ ILLEGIBLE
                  President                                                      Secretary


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        - as tenants in common                 UNIF GIFT MIN ACT -          Custodian
                                                                         -----------------------------
                                                                         (Cust)                (Minor)
TEN ENT        - as tenants by the entireties                            under Uniform Gifts to Minors
                                                                         Act
JT TEN         - as joint tenants with rights
                 of survivorship and not as                                 -------------------------
                 tenants in common                                                   (State)
                      Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      -------------------------

                                        ----------------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.